UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                       Date of Report:November 9, 2000

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

           Colorado                  0-24768              84-1123311
----------------------------     -----------------   ---------------------
(State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)            File Number)       Identification No.)

         7100 E. Belleview Avenue, Englewood, CO          80111
      --------------------------------------------     ----------
         (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events.  Press Release announcing the connectivity compatability between physicians practice management systems and Parkstone Medical Information Systems, Inc.


Exhibits
         Exhibit  99.1 Press  release  dated  November  9, 2000  announcing the connectivity compatability between physicians practice management systems and Parkstone Medical Information Systems, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           MEDIX RESOURCES, INC.

Date: November 15, 2000                              By: /s/ Patricia Minicucci
                                                     --------------------------
                                                        Executive Vice President

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